PRESS RELEASE

Available for Immediate Publication: July 20, 2007
Contacts: Thomas T. Hawker, President/Chief Executive Officer (209)725-2276
David A. Heaberlin, EVP/Chief Financial Officer (209)725-7435
Web Site www.ccow.com

Capital Corp of the West Announces
Acquisition of Bay View Funding

Merced, California, July 20, 2007 - Capital Corp of the West (NASDAQ: NMS:CCOW), the holding company for County Bank, Central California’s Community Bank, announced today the signing of a definitive agreement for the acquisition of Bay View Funding (“BVF”), a factoring business, headquartered in San Mateo, California with five business development offices located throughout the United States. BVF focuses on financing and managing receivables for small and mid-sized businesses. In this cash acquisition, CCOW expects to acquire receivables of approximately $26-28 million. BVF will operate ultimately as a division of County Bank.

Tom Hawker, Chief Executive Officer, commented: “This acquisition represents an exciting expansion of CCOW’s business lending franchise and an excellent complement to our County Bank’s Asset Based lending capabilities that were acquired in early 2006. This acquisition deploys most of our remaining available capital and also provides a ready utilization for the cash expected to be received from our previously announced acquisition of the California offices of the National Bank of Arizona (currently operating as The California Stockmen’s Bank). Broadening the range and reach of our lending capabilities in this manner is consistent with the strategic direction and mandate for continued growth established for Management by the Board of Directors.”

Dave Heaberlin, Chief Financial Officer, indicated that: “This transaction will be accounted for as a business combination and is more accretive than a share repurchase. The purchase price of approximately $14 million represents a 3.25 multiple of BVF’s EBITDA with $11.7 million (85%) payable at closing and an additional 5% payable one year after the closing and the remaining 10% due two years after the closing (assuming certain indemnified events have not occurred). In addition, BVF can earn up to an additional .75 multiple of EBITDA (roughly $3 million) over the next two years if a 15% growth in revenue and EBITDA is achieved. The customer relationship intangible is estimated to approximate $2.0 million in accordance with business combination accounting requirements and Goodwill is estimated at approximately $5.5 million. While we expect modest accretion in 2007 (transaction is estimated to close in Q3 2007, subject to regulatory approval), at this time we expect 2008 accretion to approximate $0.06 to 0.08 per diluted share.”

Vince Narez, President and Chief Operating Officer of BVF, who will be joining County Bank, noted: “We are excited to be aligning with CCOW and County Bank. The Company’s access to funds and capital will facilitate our ability to expand our annual purchases of invoices beyond our current $300 million annual purchase volume. This will be a significant opportunity for our Team members and shareholders”

The factoring business essentially represents the purchase of invoices directly from the party providing the product or service at a discount and then collecting the receivable directly from the party that received the product or service. BVF’s business development offices located in the following locations: Charlotte, North Carolina; Leawood (Kansas City), Kansas; Saint Paul (Minneapolis), Minnesota; Tigard (Portland), Oregon; and Woodland Hills, California. The sale is subject to the approval of banking regulators and is expected to close as early as August.

 Safe Harbor

In addition to historical information, this discussion and analysis includes certain forward-looking statements that are subject to risks and uncertainties and include information about possible or assumed future results of operations. Many possible events or factors could affect the future financial results and performance of the Company. This could cause results or performance to differ materially from those expressed in our forward-looking statements. Words such as “expects”, “anticipates”, “believes”, “estimates”, “intends”, “plans”, “assumes”, “projects”, “predicts”, “forecasts”, variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.

These statements are representative only on the date hereof, and the Company undertakes no obligation to update any forward-looking statements made. Some possible events or factors that could occur that may cause differences from expected results include the following: the Company’s loan growth is dependent on economic conditions, as well as various discretionary factors, such as decisions to sell, or purchase certain loans or loan portfolios; or sell or buy participations of loans; the quality and adequacy of management of the borrower, developments in the industry the borrower is involved in, product and geographic concentrations and the mix of the loan portfolio. The rate of charge-offs and provision expense can be affected by local, regional and international economic and market conditions, concentrations of borrowers, industries, products and geographical conditions, the mix of the loan portfolio and management’s judgments regarding the collectibility of loans. Liquidity requirements may change as a result of fluctuations in assets and liabilities and off-balance sheet exposures, which will impact the capital and debt financing needs of the Company and the mix of funding sources. Decisions to purchase, hold, or sell securities are also dependent on liquidity requirements and market volatility, as well as on and off-balance sheet positions. Factors that may impact interest rate risk include local, regional and international economic conditions, levels, mix, maturities, yields or rates of assets and liabilities and the wholesale and retail funding sources of the Company. The Company is also exposed to the potential of losses arising from adverse changes in market rates and prices which can adversely impact the value of financial products, including securities, loans, and deposits. In addition, the banking industry in general is subject to various monetary and fiscal policies and regulations, which include those determined by the Federal Reserve Board, the Federal Deposit Insurance Corporation and state regulators, whose policies and regulations could affect the Company’s results.

Other factors that may cause actual results to differ from the forward-looking statements include the following: competition with other local and regional banks, savings and loan associations, credit unions and other non-bank financial institutions, such as investment banking firms, investment advisory firms, brokerage firms, mutual funds and insurance companies, as well as other entities which offer financial services; interest rate, market and monetary fluctuations; inflation; market volatility; general economic conditions; introduction and acceptance of new banking-related products, services and enhancements; fee pricing strategies, mergers and acquisitions and their integration into the Company; civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences or acts of this type; outbreak or escalation of hostilities in which the United States is involved, any declaration of war by the U.S. Congress or any other national or international calamity, crisis or emergency; changes in laws and regulations; recently issued accounting pronouncements; government policies, regulations, and their enforcement (including Bank Secrecy Act related matters, taxing statutes and regulations); restrictions on dividends that our subsidiaries are allowed to pay to us; the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; and management’s ability to manage these and other risks.

Reference Information

Capital Corp of the West, a California bank holding company established on November 1, 1995, is the parent company of County Bank, which is currently celebrating its 30th year of service as “Central California’s Community Bank.” Currently, County Bank has twenty nine branch offices and six Business Lending Centers serving the counties of Fresno, Madera, Mariposa, Merced, Sacramento, Stanislaus, San Joaquin, San Francisco, Santa Clara and Tuolumne. As of the latest FDIC data, County Bank has 7.5% market share in the six Central California counties in which it has significant retail branches. This ranks County Bank fifth out of thirty-seven banking institutions in this market area. For further information about the Company’s financial performance, contact Thomas T. Hawker, President and Chief Executive Officer at (209)725-2276, or David A. Heaberlin, Treasurer, Chief Financial Officer at (209)725-7435.